GOEHRING & ROZENCWAJG INVESTMENT FUNDS

Goehring & Rozencwajg Resources Fund

SUPPLEMENT DATED AUGUST 13, 2024 TO THE STATEMENT OF ADDITIONAL

INFORMATION DATED SEPTEMBER 28, 2023

This supplement provides new and additional information that replaces information contained in the SAI and should be read in conjunction with the SAI.

Effective July 26, 2024, the information below replaces Ivana Kovačić, Chief Compliance Officer and AML Compliance Officer in its entirety under the “OFFICERS” section of the Statement of Additional Information:

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Lucas Foss (1977)	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Compliance Officer	Since July 26, 2024	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance and Governance. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012–2015). Mr. Foss is also President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital Inc., the Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, and SPDR® S&P MIDCAP 400® ETF Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE